SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): July 11, 2006


                   Technology Funding Partners III, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3033783
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Item 8.01.        Other Events

On Friday, July 7, 2006, a Special Meeting of Limited Partners of Technology Funding Partners III, L.P., was convened at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:30 a.m. local time. The final vote counts for the proposals in the Proxy Statement that accompanied the Notice of Meeting are attached as Exhibit 99.1 hereto and are incorporated by reference into this Report. All three proposals were approved by the Limited Partners.

Following the meeting, the Managing General Partners executed the Liquidating Trust Agreement and the Bill of Sale, Assignment, Acceptance and Assumption Agreement as outlined in the Plan of Dissolution and Liquidation approved by the Limited Partners. Also on July 7, 2006, the Partnership filed a Certificate of Cancellation with the Secretary of State of the State of Delaware. On Monday, July 10, 2006, Form N-54C was filed with the Securities and Exchange Commission ("SEC") on behalf of the Partnership. On Tuesday, July 11, 2006, Form 15 was filed with the SEC on behalf of the Partnership.

Item 9.01.        Financial Statements And Exhibits

(c) Exhibits.

The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

        99.1 Proxy Vote for Meeting of Limited Partners of Technology Funding Partners III, L.P. on July 7, 2006



                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING PARTNERS III, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  July 11 , 2006              By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.